FMC Corporation William G. Walter Chairman, President and CEO New York, NY February 8, 2007 Exhibit 99.1 # # #

Disclaimer
Safe Harbor Statement under the
Private Securities Litigation Reform Act of 1995
• These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.
• Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the
Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.
• The Company undertakes no obligation to update or revise these forward-
looking statements to reflect new events or uncertainties.
Non-GAAP Financial Terms
• These slides contain certain “non-GAAP financial terms” which are defined in the appendix.  In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix.

FMC Corporation
For the FY ending December 31, 2006 ($ millions)
FMC
Revenue: $2,347.0
EBITDA: $455.0
Margin*: 19.4%
Industrial
Chemicals
Revenue: $990.9
EBITDA: $161.2
Margin*: 16.3%
Agricultural
Products
Revenue:  $767.0
EBITDA: $182.4
Margin*: 23.8%
Specialty
Chemicals
Revenue: $592.8
EBITDA: $150.1
Margin*: 25.3%
* EBITDA margin
Leading Market Positions
Greater than 80% of Sales in Non-GDP Cyclical Markets
Backward Integration and Global Sourcing
Limited Dependence on Petrochemical Feedstocks

Performance in 2006
($ millions, expect per share data)
$ % v. PY $ % v. PY
FMC Sales 588.4 13 2,347.0 9
FMC EPS
(1)
1.24 15 5.48 25
Operating Income
(2)
Agricultural Products 23.2 15 151.0 21
Specialty Chemicals 24.5 7 118.8 10
Industrial Chemicals 21.2 8 96.7 15
(1)
Earnings before restructuring and other charges
(2)
Income from continuing operations before income taxes
4Q06 FY 2006

Realizing the inherent operating leverage within FMC
- Sustained trend line earnings growth >10% per year
(1)
- Fourth year of recovery in Industrial Chemicals
- Continued growth in Specialty Chemicals and Agricultural Products
Maintaining financial strength and flexibility
- Investing in higher growth businesses
- Pursuing external growth opportunities
- Returning cash to shareholders – dividend and share repurchase
Focusing the portfolio on higher growth businesses
- Managing Specialty Chemicals and Agricultural Products for growth
- Managing Industrial Chemicals for cash
Disciplined Approach to Unlocking Value
(1)
Earnings before restructuring and other income and charges

Agricultural Products
Strong niche positions in the Americas, Europe and Asia
Proprietary, branded insecticides and herbicides
FMC differentiated by:
– Focused strategy in selected products, crops and regions
– Shifting primary paradigm to shorter innovation cycle
– Joint ventures, alliances and in-licensing
– Global supply chain productivity improvements
Insecticides
73%
North America
28%
Latin America
39%
Asia
16%
Europe/
Middle
East/Africa
17%
Herbicides
25%
Fungicides 2%
Based on 2005 Consolidated Sales

BioPolymer
69%
Lithium
31%
Latin
America
6%
North America
39%
Europe/Middle
East/Africa
37%
Asia
18%
• One of two global, integrated manufacturers
• Focus on specialty products – pharmaceuticals and
energy storage devices
Lithium:
• Adds structure, texture and stability to food
• Acts as a binder & disintegrant for dry tablet drugs
• Market leader in every product line
BioPolymer:
Specialty Chemicals
Based on 2005 Consolidated Sales

Industrial Chemicals
Pursuing near-term sales growth thru higher volumes and prices
Working to offset higher energy, raw material and transportation costs
Favorable soda ash market conditions
Near-term energy situation in Spain
Asia
7%
Alkali
(Soda ash)
49%
Peroxygens
18%
Foret
33%
Latin
America
9%
North America
50%
Europe/Middle
East/Africa
34%
Asia
7%
Based on 2005 Consolidated Sales

FMC in Summary
Great businesses, each with EBITDA of at least $150 million
Double-digit trend line earnings growth
-
Earnings leverage in Industrial Chemicals
-
Continued growth in Specialty Chemicals and Ag Products
Strategic and financial flexibility
-
Robust and growing EBITDA
-
Recent balance sheet de-leveraging
-
Low capex requirements
Disciplined approach to unlocking value

FMC Corporation # #

Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
is the sum
of Income (loss) from continuing operations before income taxes
and
Depreciation and Amortization.
EBITDA Margin is the quotient of EBITDA (defined above) divided by
Revenue.
ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other income and charges and after-tax
Interest expense divided by the sum
of Short-term debt, Current portion of
long-term debt, Long-term debt
and Total shareholders’
equity.

Segment Financial Terms
These slides contain references to segment financial items which are presented in detail in Note 18 of FMC’s 2005 Form 10-K.  Some of the segment financial terms are “non-GAAP financial terms” and are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
for a segment is the sum
of Income (loss) from continuing operations
before income taxes for that segment and Depreciation and Amortization for that segment.
EBITDA Margin for a segment is the quotient of EBITDA (defined above)
divided
by Revenue
for that segment.

Reconciliation of Fiscal Year 2006 consolidated income from continuing operations before income taxes (a GAAP measure) to Fiscal Year 2006 EBITDA (a Non-GAAP measure
(Unaudited, in $ millions)
FY 2006
Income from continuing operations before
income taxes
$213.5
Add:
Restructuring and other charges 74.8
EBITDA Reconciliation: FY 2006
Interest expense, net
32.9
Depreciation and amortization 131.8
EBITDA (Non-GAAP)
$455.0
In process research and development 2.0

Reconciliation of Fiscal Year 2006 segment operating profit (a GAAP measure)
To Fiscal Year 2006 EBITDA (a Non-GAAP measure)
(Unaudited, in millions)
Industrial Specialty Agricultural
Segment
Chemicals Chemicals Products
FY 2006 segment operating profit (GAAP) $96.7 $118.8 $151.0
Add:
Depreciation and amortization
64.5
31.3 31.4
FY 2006  EBITDA (Non-GAAP)
$161.2 $150.1 $182.4
Segment EBITDA Reconciliation